UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2017

Viking Energy Group, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-29219	98-0199508
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1330 Avenue of the Americas, Suite 23 A, New York, NY	10019
(Address of principal executive offices)	(zip code)

(212) 653-0946
(Registrant’s telephone number, including area code)

____________________________________________
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION.

The disclosure in Item 8.01 below is incorporated by reference herein.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

The disclosure in Item 8.01 below is incorporated by reference herein.

ITEM 8.01 OTHER EVENTS.

On September 21, 2017, and September 22, 2017, Viking Energy Group, Inc. (“Viking” or the “Company”) paid in full the amount outstanding under nine separate promissory notes (collectively, the “Old Notes”) which were issued by the Company in March of this year. The Old Notes, the aggregate principal amount of which was $352,833, were paid prior to their maturity date. Except for demand notes executed by the Company concerning advances by the Company’s President and CEO, as of the date of this filing, the maturity dates of all other promissory notes executed by the Company, including the notes described below, are June 30, 2018, or later.

Monies used to pay the Old Notes were borrowed by the Company from private lenders between August 15, 2017, and September 19, 2017, pursuant to a 10% Secured Promissory Note (the “New Note”) arranged through a licensed broker/dealer (the “Private Placement”). The primary terms of the New Note are as follows: (i) Term – 12 months; (ii) Rate – 10% per annum; (iii) Security – security interest against and pledge of all of the membership interests/units of Viking’s newly formed subsidiary, Mid-Con Drilling, LLC, pursuant to a Security and Pledge Agreement (the “Security Agreement”); (iv) Stock – for every $100,000 loaned to Company, the lender receives 150,000 shares of common stock of Viking; and (v) Extension – the Company has the unilateral option of extending the maturity date for an additional 12 months in exchange for an increased interest rate (i.e., 12.5% per annum) and additional stock (200,000 common shares for every $100,000 invested) during the extension term.

Monies borrowed by the Company via the Private Placement during the period between August 15, 2017, and September 19, 2017, equaled $950,000. The Company is permitted but not obligated to raise up to $6,500,000 through the Private Placement, plus an over-allotment option of up to $1,500,000. Other funds raised or to be raised in connection with the Private Placement were or will be, as applicable, used to acquire working interests in oil and gas leases, to satisfy obligations in connection with previous acquisitions, and for general working capital purposes.

The foregoing descriptions and the terms of the New Note and Security Agreement are qualified in their entirety by the full text of such agreements, the text and form of which Note and Security Agreement are filed as Exhibits 99.1 and 99.2, respectively, to, and incorporated by reference in, this report.

The shares to be issued in connection with the above-described loan will be issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act as there was no general solicitation, and the transactions did not involve a public offering.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

The exhibits listed in the following Exhibit Index are filed as part of this report:

Exhibit No.	Description

99.1	Form of Note
99.2	Form of Security Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Viking Energy Group, Inc.

Dated: September 26, 2017	/s/ James Doris
James Doris
CEO & Director

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